UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2010

BSD MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-10783	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2188 West 2200 South
Salt Lake City, Utah 84119
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 972-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 14, 2010, BSD Medical Corporation (the “Company”) issued a press release announcing success in the Company’s initial product launch for the MicroThermX Microwave Ablation System (MTX-180).  BSD’s initial product launch has been focused on placement of a select number of systems with pivotal, high-profile, interventional oncology, key opinion leaders.  BSD has successfully placed three of these systems and will shortly place a fourth system.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSD MEDICAL CORPORATION
Date: December 14, 2010
By: /s/ Dennis P. Gauger
Name: Dennis P. Gauger
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 14, 2010